UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

January 3, 2007
Date of Report (Date of Earliest Event Reported)

 Structured Asset Mortgage Investments II Trust 2006-AR4
(Exact name of issuing entity as specified in its charter)


 EMC Mortgage Corporation
(Exact name of Sponsor as specified in its charter)


 Structured Asset Mortgage Investments II Inc.
(Exact name of Depositor as specified in its charter)


 New York                 333-132232-11                54-2197254
(State or other           (Commission                  54-2197255
 Jurisdiction              File Number)                54-2197256
 of Incorporation)                                     54-2197257
                                                       54-2197258
                                                       54-2198364
                                                      (IRS Employer
                                                       Identification No)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.


On January 3, 2007 the Paying Agent became aware of a distribution error with respect to the December 26, 2006 distributions on Structured Asset Mortgage Investments, Inc. Series 2006-AR4. Due to an administrative error, by the Paying Agent, relating to the allocation of negative amortization cash flow, the various respective classes were not paid the correct amount of principal and interest. Notification of these errors and of the corrected distribution amounts was made to investors on January 5, 2007, and the holders of the classes will receive revised distribution amounts prior the January 25, 2007
distribution.   The corrected distribution amounts will be reflected in the report on Form 10-D to be filed with respect to the December 26, 2006 distribution date. Please see Exhibit 99.1 for a breakdown of the affected classes and dollar amounts.




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1              Class Breakdown of Distribution Reallocation


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Structured Asset Mortgage Investments II Trust 2006-AR4
(Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly Rentz
By: Kelly Rentz, Officer
Date: January 5, 2007


EXHIBIT INDEX

        Exhibit Number        Description

           EX-99.1            Class Breakdown of Distribution Reallocation






EX-99.1

Interest Payments

Class      Original Reported                       Interest Distribution Difference                    Revised Reported
          Interest Distribution Amount                                                         Interest Distribution Amount

I-A-1        1,915,693.51                                   613,102.67                                     1,302,590.84
II-A-1       1,099,671.32                                   351,941.18                                       747,730.14
II-A-2         553,830.07                                   177,248.97                                       376,581.10
II-A-3         186,601.95                                    59,720.49                                       126,881.46
III-A-1           -                                        (914,776.16)                                      914,776.16
III-A-2           -                                        (460,706.33)                                      460,706.33
III-A-3           -                                        (155,228.98)                                      155,228.98
III-X             -                                        (286,242.71)                                      286,242.71
IV-A-1            -                                        (657,766.29)                                      657,766.29
IV-A-2            -                                        (331,276.93)                                      331,276.93
IV-A-3            -                                        (111,622.87)                                      111,622.87
V-A-1             -                                        (387,845.70)                                      387,845.70
V-A-2             -                                        (195,338.62)                                      195,338.62
V-A-3             -                                         (65,820.81)                                       65,820.81
V-X               -                                         (97,331.71)                                       97,331.71
B-1            315,217.20                                   100,882.79                                       214,334.41
B-2            176,929.31                                    56,624.84                                       120,304.47
B-3             59,285.75                                    18,973.94                                        40,311.81
B-4            126,331.29                                    40,431.34                                        85,899.95
B-5             55,303.40                                    17,699.42                                        37,603.98
B-6             60,646.27                                    19,409.37                                        41,236.90
B-7             76,146.76                                    24,370.18                                        51,776.58
B-8               -                                         (47,291.78)                                       47,291.78
B-IO         4,827,220.28                                 2,230,843.73                                     2,596,376.55
XP             283,083.81                                      -                                             283,083.81
R-X               -                                            -                                                -
R                 -                                            -                                                -

  TOTAL:     9,735,960.92                                        0.03                                      9,735,960.89






Principal Payments


 Class             Original Reported                         Principal Distribution Difference                 Revised Reported
               Principal Distribution Amount                                                          Principal Distribution Amount

 I-A-1             6,495,595.23                                        145,298.09                                 6,350,297.14
 II-A-1            1,983,620.58                                        676,918.28                                 1,306,702.30
 II-A-2              991,815.42                                        338,460.89                                   653,354.53
 II-A-3              330,598.30                                        112,817.96                                   217,780.34
 III-A-1           4,034,597.53                                        303,241.39                                 3,731,356.14
 III-A-2           2,017,289.27                                        151,619.98                                 1,865,669.29
 III-A-3             672,429.76                                         50,540.00                                   621,889.76
 III-X                  -                                                 -                                            -
 IV-A-1            7,775,224.41                                     (1,254,585.40)                                9,029,809.81
 IV-A-2            3,887,634.60                                       (627,296.31)                                4,514,930.91
 IV-A-3            1,295,893.13                                       (209,101.18)                                1,504,994.31
 V-A-1             1,580,220.53                                        187,124.18                                 1,393,096.35
 V-A-2               790,132.21                                         93,564.69                                   696,567.52
 V-A-3               263,388.38                                         31,189.53                                   232,198.85
 V-X                  1,755.72                                             207.91                                     1,547.81
 B-1                   -                                                  -                                           -
 B-2                   -                                                  -                                           -
 B-3                   -                                                  -                                           -
 B-4                   -                                                  -                                           -
 B-5                   -                                                  -                                           -
 B-6                   -                                                  -                                           -
 B-7                   -                                                  -                                           -
 B-8                   -                                                  -                                           -
 B-IO                  -                                                  -                                           -
 XP                    -                                                  -                                           -
 R-X                   -                                                  -                                           -
 R                     -                                                  -                                           -

 TOTAL:          32,120,195.07                                               0.01                               32,120,195.06






Total Payment Differences


 Class                    Total Distribution Difference


I-A-1                             758,400.76
II-A-1                          1,028,859.46
II-A-2                            515,709.86
II-A-3                            172,538.45
III-A-1                          (611,534.77)
III-A-2                          (309,086.35)
III-A-3                          (104,688.98)
III-X                            (286,242.71)
IV-A-1                         (1,912,351.69)
IV-A-2                           (958,573.24)
IV-A-3                           (320,724.05)
V-A-1                            (200,721.52)
V-A-2                            (101,773.93)
V-A-3                             (34,631.28)
V-X                               (97,123.80)
B-1                               100,882.79
B-2                                56,624.84
B-3                                18,973.94
B-4                                40,431.34
B-5                                17,699.42
B-6                                19,409.37
B-7                                24,370.18
B-8                               (47,291.78)
B-IO                            2,230,843.73
XP                                   -
R-X                                  -
R                                    -

TOTAL:                                 0.04

